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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): August 30, 2004

                 CWMBS, INC., (as depositor under the Pooling
                  and Servicing Agreement, dated as of August
                  1, 2004, providing for the issuance of the
                   CHL Mortgage Pass-Through Trust 2004-J7,
             Mortgage Pass-Through Certificates, Series 2004-J7).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

   Delaware                           333-109248             95-4449516
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(State or other jurisdiction         (Commission            (IRS Employer
of incorporation)                    File Number)           Identification No.)

4500 Park Granada
Calabasas, California                           91302
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(Address of principal                         (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8  Other Events
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Item 8.01  Other Events.
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On August 30, 2004, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada" and, together with CHL, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-J7. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9  Financial Statements and Exhibits
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Item 9.01 Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired.
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    Not applicable.

(b) Pro forma financial information.
    --------------------------------

    Not applicable.

(c) Exhibits.
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Exhibit No.    Description
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99.1 The Pooling and Servicing Agreement dated as of August 1, 2004, by and among the Company, the Sellers, the Master Servicer and the Trustee.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CWMBS, INC.



                                                   By: /s/ Darren Bigby
                                                       ------------------------
                                                       Darren Bigby
                                                       Vice President

Dated:  December 10, 2004

                                 Exhibit Index
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Exhibit                                                        Page
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99.1     Pooling and Servicing Agreement,
         dated as of August 1, 2004, by
         and among, the Company, the Sellers,
         the Master Servicer and the Trustee.                     6